Exhibit 10.8
AMENDMENT TO CREDIT AGREEMENT
     THIS AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 14, 2007 (the “Effective Date”), is entered into by and among PIONEER SOUTHWEST ENERGY PARTNERS L.P., a Delaware limited partnership (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, WELLS FARGO BANK, N. A., as Syndication Agent, and BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of October 29, 2007 (as amended or otherwise modified, the “Credit Agreement”);
     WHEREAS, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent intend to amend certain provisions of the Credit Agreement as set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
     SECTION 2. Amendment of Section 2.09. Clause (b) of Section 2.09 of the Credit Agreement is hereby amended by adding a new sub-clause (iii) as follows:
     “(iii) The Borrower shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to 50% of the Applicable Rate set forth under the column “Commitment Fee” times the Aggregate Commitments, such fee to accrue only during the period from and after December 15, 2007 to and including, and to be payable in full upon, the earlier of the Closing Date or the termination of the Aggregate Commitments.”
     SECTION 3. Amendment of Section 4.01 of the Credit Agreement. Section 4.01 of the Credit Agreement is hereby amended as follows:
     (a) by deleting the text of clause (b) thereof and replacing it in its entirety with the following:
     “(b) The Closing Transactions shall have occurred (or the Administrative Agent shall be satisfied that such transactions will occur simultaneously with the Closing Date), substantially as described in the Registration Statement and the Borrower shall have received no less than $100,000,000, net of underwriting discounts and fees, in proceeds from the Equity Offering.”; and
     (b) by deleting the text of clause (d) thereof and replacing it in its entirety with the following:
     “(d) The Closing Date shall have occurred on or before February 15, 2008.”.
     SECTION 4. Representations and Warranties, Etc. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the and the Lenders that as of the date hereof:
     (a) each of the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;
     (b) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Borrower;
     (c) the Credit Agreement and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
     (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     SECTION 5. Ratification. The Borrower hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.

     (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent and each Lender; and
     (b) The Administrative Agent shall have received (i) all reasonable documented out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including all reasonable documented fees, charges and disbursements of counsel to the Administrative Agent), and (ii) all other reasonable fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.
     SECTION 7. Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
     SECTION 8. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.
     SECTION 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.
     SECTION 10. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit

Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.
     SECTION 11. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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Amendment to Credit Agreement
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

By:	Pioneer Natural Resources GP LLC, its general partner

By:	/s/ Richard P. Dealy

Name:	Richard P. Dealy
Title:	Executive Vice President and Chief Financial Officer

Amendment to Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig
Title:	Senior Vice President

Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig
Title:	Senior Vice President

Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender

By:	/s/ David C. Brooks

Name:	David C. Brooks
Title:	Vice President

Amendment to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent and a Lender

By:	/s/ James V. Ducote

Name:	James V. Ducote
Title:	Director

Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Joseph Gyurindak

Name:	Joseph Gyurindak
Title:	Director

Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Ashish Sethi

Name:	Ashish Sethi
Title:	Attorney-in-Fact

Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus Tarkington

Name:	Marcus Tarkington
Title:	Director

By:	/s/ Heidi Sandquist

Name:	Heidi Sandquist
Title:	Vice President

Amendment to Credit Agreement

DNB NOR BANK ASA, as a Lender

By:	/s/ Thomas Tang

Name:	Thomas Tang
Title:	Vice President

By:	/s/ Asa Jemseby Rodgers

Name:	Asa Jemseby Rodgers
Title:	Vice President

Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert W. Traband

Name:	Robert W. Traband
Title:	Executive Director

Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Scott L. Joyce

Name:	Scott L. Joyce
Title:	Senior Vice President

Amendment to Credit Agreement

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito
Title:	Authorized Signatory

Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow
Title:	Director
Banking Products Services, US

Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tyler Fauerbach

Name:	Tyler Fauerbach
Title:	Vice President

Amendment to Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Elena Robciuc

Name:	Elena Robciuc
Title:	Director

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